Exhibit 10.31
NEGATIVE PLEDGE AGREEMENT
     This indenture is made and entered into this 11th day of April 2008 by MinnErgy, LLC, Daniel H. Arnold, Chairman of the Board (“Pledger”) and in favor of Winona National Bank (“Pledgee”).
RECITALS
     A. Pledgee has made a loan to MinnErgy, LLC, which loan is evidenced by a promissory note dated April 11, 2008 in the original principal amount of $2,040,000.00 (the “Note”).
     B. Pledger has guaranteed payment and performance of the Note.
     C. Pledgee, as a condition of making the loan evidenced by the Note has Required that Pledger execute this Negative Pledge Agreement.
AGREEMENT
     1. Pledgor hereby covenants and agrees not to create or permit to be created or remain and to discharge promptly any lien, encumbrance, mortgage, security interest, pledge, hypothecation, charge or claim of any party other than the parties to this agreement upon the following described real estate situated in Olmstead County Minnesota:
SEE ATTACHED EXHIBIT “A”
     2. Pledgor further covenants and agrees not to sell, assign or otherwise transfer the real property described herein or any part thereof or any of Pledgor’s interest therein without the prior written consent of the Pledgee.
     3. This agreement shall remain in effect until the Note and any renewals, extensions, amendments, modifications, replacements or substitutions thereof have been paid in full.
     4. This agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns, personal representatives, heirs and devisees. Nothing in the preceding sentence shall be construed to permit any assignment or other transfer by Pledgor without the prior written consent of Pledgee.

/s/ Daniel H. Arnold
Daniel H. Arnold, Chairman of the Board

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF WINONA	)
     The foregoing instrument was acknowledged before me this 11th day of April 2008, Daniel H. Arnold as Chariman of the Board, Pledgor.

[SEAL] JULIANNE M. MONSON Notary Public — Minnesota My Comm. Expires Jan 31, 2011	/s/ Julianne M. Monson
Notary Public, Winona County, MN

Drafted By:	Winona National Bank P.O. Box 499 Winona, MN 55987

LEGAL DESCRIPTION
PARCEL A:
That part of the NW 1/4 of Sec. 15, T106N, R12W, Olmsted County, Minnesota, described as follows: Commencing at the SW corner of said NW 1/4; thence Easterly on a Minnesota State Plane Grid Azimuth from North of 90°00’26” along the South line of said NW 1/4 1314.59 feet to the point of beginning; thence continue Easterly 90’00’26” azimuth along said South line 270.07 feet; thence Northerly 359°38’36” azimuth 785.85 feet; thence Easterly 86°44’39” azimuth 28.19 feet; thence Northerly 01°14’28” azimuth 113.34 feet; thence Easterly 81°58’23” azimuth 46.98 feet; thence Northerly 00°08’02” azimuth 449.92 feet; thence Westerly 269°40’29” azimuth 617.34 feet; thence Southerly 180°08’36“azimuth 753.06 feet; thence Easterly 90°16’49” azimuth 268.02 feet; thence Southerly 179°14’55” azimuth 599.37 feet to the point of beginning.
Together with a 20.00 foot wide access easement for ingress and egress over part of the NE1/4 NW1/4 of said Sec. 15, and part of the SE1/4 SW1/4 of Sec. 10, T106N, R12W, Olmsted County, Minnesota, which centerline is described as follows:
Commencing at the NW corner of said NW1/4; thence Easterly on a Minnesota State Plane Grid Azimuth from North of 89°54’08” along the North line of said NW1/4 1673.02 feet; thence Northerly 359°55’12” azimuth 268.88 feet to the Southerly right-of-way line of 19th Street SE and the point of beginning; thence Southerly 179°55’12” azimuth 268.88 feet to the North line of said NW1/4; thence Southerly 180°20’47” azimuth 1284.13 feet to the North property line of said tract and there terminating. Sidelines of said easement are to be lengthened or shortened to intersect with the Southerly right-of-way line of 19th Street SE and the North property line of said tract. (Described in Olmsted County real estate records as Parcel Number 62.15.24.073956).
PARCEL B:
Northwest Quarter of Section 15 (except Dana Allen parcel described above), and except that part sold to Chatfield Railroad Company, and all that part of the Southwest Quarter, Section 10, South of the Winona and St. Peter Railroad; all in T106N, R12W, Olmsted County, Minnesota. (Described in Olmsted County real estate records as Parcel Numbers 62.15.21.073955 and 62.10.33.032684)